UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Lufkin Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LUFKIN INDUSTRIES, INC.

Lufkin, Texas

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2004

TO THE SHAREHOLDERS OF LUFKIN INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Lufkin Industries, Inc., a Texas corporation, will be held at the Museum of East Texas, 503 North Second, Lufkin, Texas, on the 5th day of May, 2004, at 9:00 a.m. local time, for the following purposes:

1.	To elect three directors to the Company’s board to serve until the annual shareholders’ meeting held in 2007 or until their successors have been elected and qualified;

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on March 16, 2004, are entitled to notice of and to vote at the meeting.

You are kindly requested to mark, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the meeting, in order to ensure a quorum. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

It is sincerely hoped that it will be possible for you to personally attend the meeting.

PAUL G. PEREZ

      Secretary

April 1, 2004

LUFKIN INDUSTRIES, INC.

P. O. Box 849

Lufkin, Texas 75902

PROXY STATEMENT

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lufkin Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on May 5, 2004, and any adjournments thereof. The annual meeting will be held at 9:00 a.m. local time, at the Museum of East Texas, 503 North Second, Lufkin, Texas. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon; or if no direction is indicated, it will be voted in favor of the proposals set forth in the notice attached to this Proxy Statement.

Each shareholder of the Company giving a proxy has the unconditional right to revoke his or her proxy at any time prior to its exercise, either in person at the Annual Meeting of Shareholders or by oral or written notice to the Company addressed to Secretary, Lufkin Industries, Inc., P. O. Box 849, Lufkin, Texas 75902, phone number (936) 634-2211. A shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Abstentions from the proposal to elect directors are treated as votes against the particular proposal. Broker non-votes on any of such matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or facsimile. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company. The approximate date on which this Proxy Statement will first be sent to shareholders is April 1, 2004.

QUORUM AND VOTING SECURITIES

At the close of business on March 16, 2004, which is the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the annual meeting or any adjournments thereof, the Company had outstanding 6,733,128 shares of common stock, $1.00 par value (the “Common Stock”). Each share of Common Stock is entitled to one vote upon each of the matters to be voted on at the meeting.

The presence, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. A majority vote is required for the election of directors in Proposal Number 1. Withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has nominated and urges you to vote FOR the election of the three directors who have been nominated to serve a three-year term of office in the 2007 class of directors. Proxies solicited hereby will be so voted unless shareholders specify otherwise in their proxies. The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the meeting and entitled to vote is required for approval of this Proposal.

The Company’s Fourth Restated Articles of Incorporation (the “Articles”) divide the Board of Directors, with respect to terms of office, into three classes, designated as Class I, Class II and Class III. Each class of directors is to be elected to serve a three-year term and is to consist of, as nearly as possible, one-third of the members of the entire Board. In accordance with the Company’s Bylaws, the Company’s Board of Directors is currently set at eight members, with a minimum of seven and a maximum of 15 members required. The Board of Directors has determined that each member of the Audit, Compensation, Nominating/Governance and Pension Committees of the Board meets the independence requirements applicable to those committees prescribed by the NASD and the Securities and Exchange Commission (“SEC”).

The term of office of each of the Class I Directors expires at the time of the 2004 Annual Meeting of Shareholders, or as soon thereafter as their successors are elected or qualified. Mr. J. H. Lollar, Mr. B. H. O’Neal and Mr. T. E. Wiener have been nominated to serve a three-year term as Class I Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director, if elected.

It is intended that the proxies solicited hereby will be voted FOR the election of the nominees for director listed below, unless authority to do so has been withheld. If, at the time of the 2004 Annual Meeting of Shareholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominating/Governance Committee Policy on Director Candidates

The Nominating/Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee has also retained a third-party executive search firm to identify candidates upon request of the Committee from time to time. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating/Governance Committee in writing to Lufkin Industries, Inc., P.O. Box 849, Lufkin, Texas 75902, including whatever supporting material the shareholder considers appropriate. The Nominating/Governance Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s bylaws relating to shareholder nominations.

Description of Nominating/Governance Committee’s Selection Process of Director Candidates

The Nominating/Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating/Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Governance Committee and may be considered at any point during the year. The Nominating/Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating/Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating/Governance Committee. The Nominating/Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating/Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Nominating/Governance Committee’s Minimal Director Candidate Qualifications

In evaluating recommended nominees for a position on the Lufkin Industries Board of Directors, the Nominating/Governance Committee considers, as a minimum, the following factors:

1.	The candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life.

2.	The candidate shall be prepared to represent the interests of all shareholders.

3.	The candidate has familiarity with business matters and an ability to grasp and analyze financial data.

4.	The candidate shall not have any material personal, financial or professional interest in any present or potential competitor of the Company.

5.	The candidate’s knowledge, skills and experience in light of prevailing business conditions and the knowledge, skills and experience possessed by other members of the Board.

6.	The candidate fulfills the needs of the Company with respect to the particular talents and experience of the directors.

7.	The candidate has the ability and willingness to dedicate sufficient time, energy and attention to the performance of his or her duties, including participation in Board and committee meetings.

Nominees for Director

The nominees for Class I Directors, if elected, whose term of office will expire in 2007, and certain additional information with respect to each of them, are as follows:

John H. Lollar, Managing Partner of Newgulf Exploration, L. P. Age 65. Mr. Lollar previously was Chairman, President and Chief Executive Officer of Cabot Oil and Gas Corporation. He is a director of Plains Exploration and Production Company, Inc. He became a director of the Company in 1997 and currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee.

Bob H. O’Neal, formerly President of Stewart & Stevenson Services, Inc. Age 69. Mr. O’Neal became a director in 1992 and currently serves as Chairman of the Compensation Committee and as a member of the Nominating/Governance Committee and Audit Committee.

Thomas E. Wiener, Attorney at law. Age 63. Mr. Wiener became a director of the Company in 1987 and currently serves on the Executive Committee, Nominating/Governance Committee and the Pension Committee.

Report of the Audit Committee

The Audit Committee of the Board of Directors includes three directors, each independent within the meaning of Rule 4200 of the NASD. The Board of Directors has determined that John H. Lollar, Bob H. O’Neal and J. T. Jongebloed are audit committee financial experts as defined by the Securities and Exchange Commission. The Audit Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements. The Audit Committee’s functions include making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the scope and results of the Company’s procedures for internal auditing, reviewing professional services provided by the independent auditors, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Company’s current Audit Committee Charter, attached as Appendix A hereto, was adopted by the Board in May of 2000. As set forth in the Audit Committee Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Board is currently in the process of reviewing its Audit Committee Charter to ensure compliance with the recently enacted requirements of the NASD and the SEC regarding audit committees. We are required to comply with these new requirements by the date of our first annual shareholders meeting after January 15, 2004. We anticipate that we will have a new Audit Committee Charter in place that complies with the requirements of NASD and the SEC by the date of the Annual Meeting. Once our new Audit Committee Charter is adopted, it will be available on our web site at www.lufkin.com.

The Audit Committee met six times during the year ended December 31, 2003. In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors the interim financial statements as well as the annual financial statements and the independent auditor’s examination and report on the Company’s annual financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees,” as currently in effect. The Audit Committee has also received the written disclosure statement from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2003, and discussed them with management and the independent auditors. Based on the review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Principal Accounting Firm Fees

Aggregate fees billed to the Company for the years ended December 31, 2003 and 2002 by the Company’s principal accounting firm, Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”):

	2003	2002
Audit Fees(a)	$335,000	$286,000
Audit Related Fees(b)	74,500	50,540

Subtotal Audit and Audit Related	409,500	336,540
Tax Fees(c)	287,089	237,571
All Other Fees	0	0

Total Fees	$696,589	$574,111

(a)	Includes fees for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, and foreign statutory audits.

(b)	Includes fees for the audit of the Company’s employee benefit plans and consultation on certain financial accounting and reporting matters.

(c)	Includes fees for the preparation of federal, state and foreign income tax returns, and various tax planning and consultation matters.

The above fees incurred by the Company to independent auditors during 2003 and 2002 contain no consulting related work.

The Audit Committee has considered whether the provision of non-audit services by the Company’s independent auditors is compatible with maintaining auditor independence.

The Audit Committee’s policy is that the committee will pre-approve all audit services and permitted non-audit services to be performed for the Company by its independent auditors. The Audit Committee may delegate authority to pre-approve audit services, other than the audit of the Company’s annual financial statements, and permitted non-audit services to one or more Committee members, provided that the decisions made pursuant to this delegated authority must be presented to the full Committee at its next scheduled meeting. The Committee has adopted procedures for the pre-approval of services by the Company’s independent auditor. The Committee will, on an annual basis, retain the independent audit firm and pre-approve the scope of all audit services and specified audit-related services. The Chair of the Committee or the full Committee must pre-approve the firm’s review of any registration statements containing or incorporating by reference the firm’s audit report and the provision of any related consent and the preparation and delivery of any comfort letters. Any permitted non-audit services must be pre-approved by either the Chair or the full Audit Committee. In fiscal year 2003, 100 percent of the fees paid by the Company to the independent auditors were pre-approved in compliance with the policies described above. The pre-approval policy is in the process of being added to the Audit Committee Charter. The new charter will be approved at the next Board of Directors’ meeting and will be available at the Company website, www.lufkin.com.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Deloitte & Touche, LLP, independent public accountants, audited the Company’s consolidated financial statements for fiscal year ended December 31, 2003, and have advised the Company that they will have a representative at the May 5, 2004 Annual Meeting of Shareholders to respond to appropriate questions. Such representative will be permitted to make a statement if he desires to do so.

The following members of the Audit Committee have delivered the foregoing report:

John H. Lollar, Chairman

B. H. O’Neal

J. T. Jongebloed

COMPANY INFORMATION

INFORMATION ABOUT CURRENT AND CONTINUING DIRECTORS

Information about Mr. Lollar, Mr. O’Neal and Mr. Wiener can be found above under “Nominees for Director” as Class I Directors whose term of office will continue after the meeting and expire in 2007.

The Class III Directors, whose present term of office as directors will continue after the meeting and expire in 2006, and certain additional information with respect to each of them, are as follows:

Douglas V. Smith, President, Chief Executive Officer and Chairman of the Board of the Company. Age 61. Mr. Smith was elected President and Chief Executive Officer of the Company in January 1993 and Chairman of the Board in May 1995. He was also elected as a director in January 1993.

Simon W. Henderson, III, Manager of his own investments. Age 70. Mr. Henderson has been a director of the Company since 1971 and currently serves as a member of the Executive Committee, the Compensation Committee and the Nominating/Governance Committee.

John F. Anderson, Manager of his own investments. Age 61. Mr. Anderson has been a director of the Company since 2003 and currently serves as a member of the Executive Committee and the Pension Committee.

The Class II Directors, whose present term of office as directors will continue after the meeting and expire in 2005, and certain additional information with respect to each of them, are as follows:

H. J. Trout, Jr., Manager of his own investments. Age 58. Mr. Trout has been a director of the Company since 1980 and serves as Chairman of the Pension Committee and as a member of the Executive Committee and the Nominating/Governance Committee.

J. T. Jongebloed, formerly Chairman, President & Chief Executive Officer of Pool Energy Services, Inc. from 1978-1999. Age 62. Additionally, Mr. Jongebloed is on the Board of Directors of Nuevo Energy. He became a director of the Company in 2002 and serves as Chairman of the Nominating/Governance Committee and as a member of the Audit Committee and the Compensation Committee.

Board Committees

Executive Committee

The Board of Directors has a standing Executive Committee. The Executive Committee is comprised of Messrs. D. V. Smith, Chairman, J. F. Anderson, S. W. Henderson, III, H. J. Trout, Jr. and T. E. Wiener. The purpose of this committee is to advise management during intervals between Board meetings.

Audit Committee

The Board of Directors has a standing Audit Committee. The Audit Committee is currently comprised of Messrs. J. H. Lollar, Chairman, B. H. O’Neal and J. T. Jongebloed. The Audit Committee has a written charter adopted by the Board. It is attached hereto as Appendix A and is also available on the Company’s website at www.lufkin.com. The charter requires the Committee to reassess and report to the Board on the adequacy of the charter on an annual basis, which the Committee did in 2003. The Board is currently in the process of reviewing its Audit Committee Charter to ensure compliance with the recently enacted requirements of the NASD and the SEC regarding audit committees. We are required to comply with these new requirements by the date of our first annual shareholders meeting after January 15, 2004. We anticipate that we will have a new Audit Committee Charter in place that complies with the requirements of NASD and the SEC by the date of the Annual Meeting. Once our new Audit Committee Charter is adopted, it will be available on our web site at www.lufkin.com. All the members of the Audit Committee are independent (as independence is defined in Exchange Act Rule 10A-3, as well as the general independence requirements of NASD Rule 4200).

This Committee is, among other things, responsible for:

•	appointing replacing, compensating and overseeing the work of the independent auditor;

•	reviewing the fees proposed by the independent auditor for the coming year and approving in advance all audit, audit-related, tax and permissible non-audit services to be performed by the independent auditor;

•	separately meeting with the independent auditors, the internal auditors and management with respect to the status and results of their activities;

•	reviewing with the chief executive officer, the chief financial officer, and the general counsel the Company’s disclosure controls and procedures and management’s conclusions about the efficacy of such disclosure controls and procedures;

•	reviewing, approving and discussing with management and the independent auditors the annual and quarterly financial statements, the annual report to stockholders, and the Form 10-K; and

•	reviewing earnings, press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Audit Committee has the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and to retain outside legal, accounting or other consultants.

Compensation Committee

The Board of Directors also has a standing Compensation Committee which is currently comprised of Messrs. B. H. O’Neal, Chairman, S. W. Henderson, III, J. T. Jongebloed and J. H. Lollar. The Compensation Committee is composed solely of directors who satisfy all criteria for independence under applicable law and the rules of the NASD and who, in the opinion of the Board, are free of any relationship that would interfere with their exercise of independent judgment as members of the Committee.

This Committee is, among other things, responsible for:

•	making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

•	establishing the chief executive officer’s compensation level based on the Board’s performance evaluation of the chief executive officer;

•	approving the compensation of the other executive officers, and reviewing the succession plan relating to positions held by the other executive officers;

•	recommending to the Board and administering the incentive compensation plans and equity-based plans of the Company; and

•	confirming the achievement of performance levels under the Company’s incentive compensation plans.

The Charter of the Compensation Committee is available on the Company’s website at www.lufkin.com.

Pension Committee

The Board of Directors has a standing Pension Committee. The Pension Committee is currently comprised of Messrs. H. J. Trout, Jr., Chairman, J. F. Anderson and T. E. Wiener. The purpose of this committee’s responsibilities is to review the performance and administration of the Company’s Pension Plan.

This Committee is, among other things, responsible for:

•	reviewing the quarterly results of the Pension Plan investments;

•	reviewing the quarterly investment allocations;

•	receiving a quarterly overview by the Plan Advisor of fund performance and any recommendations for other investment opportunities;

•	providing to the Plan Advisor with any investment or allocation modifications to meet investment goals or comply with the investment policy;

•	insuring compliance with all applicable laws and regulations; and

•	reviewing pension benefits provided by the Company.

Nominating/Governance Committee

The Board of Directors has a standing Nominating/Governance Committee. The Nominating/Governance Committee is comprised of Messrs. J. T. Jongebloed, Chairman, B. H. O’Neal, S. W. Henderson, III, H. J. Trout, Jr. and T. E. Wiener. The Nominating/Governance Committee is composed solely of independent directors in accordance with the Rules of the NASD. The Committee’s primary purpose is to discharge the Board’s responsibility related to public policy matters, the development and implementation of a set of corporate governance principles, the identification of individuals qualified to become board members and the review of the qualifications and make-up of the Board membership.

The Committee is, among other things, responsible for:

•	reviewing and making recommendations to the Board concerning the appropriate size and composition of the Board, including candidates for election or re-election as directors, the criteria to be used for the selection of candidates for election as directors, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the composition and functions of the Board committees, and all matters relating to the development and effective functioning of the Board;

•	considering and recruiting candidates to fill positions on the Board;

•	considering nominees recommended by stockholders for election as directors;

•	reviewing and making recommendations to the Board of each Board committee’s membership and committee chairpersons including, without limitation, a determination of whether one or more Audit Committee members qualifies as an “audit committee financial expert” in accordance with applicable law;

•	assessing and recommending overall corporate governance practices;

•	establishing the process and administering the evaluation of the Board;

•	reviewing public issues identified by management and the Company’s efforts in addressing these public issues through research, analysis, lobbying efforts and participation in business and government programs;

•	reviewing and approving codes of conduct applicable to directors, officers and employees; and

•	reviewing the Company’s policy statement on stockholders’ rights plans and reporting any recommendations to the Board.

The charter of the Nominating/Governance Committee is available at www.lufkin.com.

Directors’ Meetings and Compensation

During 2003, the Audit Committee had six meetings, the Compensation Committee had three meetings, the Executive Committee had one meeting, the Pension Committee had four meetings, the Nominating/Governance Committee had one meeting and the Board of Directors had five meetings. During 2003, each continuing member of the Board of Directors attended 75% or more of the meetings of the Board of Directors and the committees of which he was a member.

During 2003, the directors received $1,000 for each meeting of the Board of Directors and $1,000 for each committee meeting that they attended in addition to a quarterly payment of $5,000. In addition, each director receives a 5,000 share stock option grant on the date of his election to the Board of Directors and options to purchase 1,000 shares each year thereafter as long as he continues on the Board.

Director Attendance at Company Annual Meetings

It is the policy of the Company’s Board of Directors that directors are strongly encouraged to attend all annual shareholder meetings. In 2003, all directors attended the annual meeting of shareholders.

Code of Ethics for Senior Financial Officers of the Company

For years the Company has had policies regarding conflicts of interest and securities law compliance. The Company has recently adopted a Code of Ethics for Senior Financial Officers of the Company that reflects these longstanding policies and contains additional policy initiatives. The Company requires all its senior financial officers to adhere to the Code of Ethics for Senior Financial Officers of the Company in addressing the legal and ethical issues encountered in conducting their work. The Code of Ethics for Senior Financial Officers of the Company requires that senior financial officers avoid conflicts of interest, comply with securities laws and other legal requirements and conduct business in an honest and ethical manner. The Company conveys to its senior financial officers both their obligations and responsibilities under and the importance of the Code of Ethics for Senior Financial Officers of the Company.

Senior financial officers are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics for Senior Financial Officers of the Company. The Company has established procedures for receiving, retaining and treating complaints received regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company has made available to stockholders the Code of Ethics for Senior Financial Officers of the Company on its website at www.lufkin.com or a copy can be obtained by writing to the Company Secretary, P.O. Box 849, Lufkin, Texas 75902. Any change to or waiver from the Code of Ethics for Senior Financial Officers of the Company will be immediately disclosed on the Company’s website at www.lufkin.com.

Shareholder Communications with the Board

Any shareholder wishing to communicate with the Board of Directors may do so by writing to the Board of Directors at the Company’s principal address of P.O. Box 849, Lufkin, Texas 75902. Any shareholder communication so addressed, unless clearly of a marketing nature, will be delivered unopened to the director to whom it is addressed or to the Chairman of the Board if addressed to the Board of Directors.

INFORMATION ABOUT CURRENT EXECUTIVE OFFICERS

The following information is submitted with respect to the executive officers of the Company:

Name	Position with Company	Age	Executive Officer Since
D. V. Smith	Chairman, President & Chief Executive Officer	61	1993
S. H. Semlinger	Vice President—Trailer	50	1992
J. F. Glick	Vice President—Power Transmission	51	1994
L. M. Hoes	Vice President—Oil Field	57	1996
P. G. Perez	Vice President/General Counsel & Secretary	58	1996
R. D. Leslie	Vice President/Treasurer/Chief Financial Officer	58	1999

There is no significant family relationship either by blood or by marriage among the officers of the Company.

All of the executive officers of the Company have been employed by the Company for more than five years in the same or similar positions. The executive officers of the Company serve at the request of the Board of Directors of the Company. The term of office for all executive officers expires at the next annual meeting of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The Compensation Committee of the Board of Directors of Lufkin Industries, Inc. (the “Committee”) is pleased to present the 2003 report on executive compensation. This report of the Committee documents the components of the Company’s executive officer compensation program and describes the basis on which the compensation program determinations were made by the Committee with respect to the executive officers of the Company, including the executive officers that are named in the compensation tables. The Committee meets regularly and is comprised entirely of non-employee directors. The duty of the Committee is to review compensation levels of members of management, as well as administer the Company’s various incentive plans including its annual bonus plan and its stock option plan. The Committee reviews in detail, with the Board of Directors, all aspects of compensation for all of the Company’s senior officers.

The Committee has retained the services of a national compensation consulting firm to assist the Committee in connection with the performance of its various duties. Such firm provides advice to the Committee with respect to how compensation paid by the Company to its senior officers compares to compensation paid by other companies. Members of the Committee review compensation surveys provided by the consulting firm as well as surveys provided by other sources.

Executive Compensation Program Philosophy

The design of the Company’s executive compensation program is based on three fundamental principles. First, compensation must support the concept of pay for performance, that is, compensation awards are directly related to the financial results of the Company, to increasing shareholders’ value and to individual contributions and accomplishments. As a result, much of an executive officer’s compensation is “at risk” with annual bonus compensation, at target levels, amounting to approximately 35% of total cash compensation.

The second principle of the program is that it should offer compensation opportunities competitive with those provided by other comparable industrial companies. It is essential that the Company be able to retain and reward its executives who are critical to the long-term success of the Company’s diversified and complex businesses.

The final principle is that the compensation program must provide a direct link between the long-term interests of the executives and the shareholders. Through the use of stock-based incentives, the Committee focuses the attention of executives on managing the Company from the perspective of an owner with an equity stake.

Compensation Plan Components

Base Salary. The Committee has established base salary levels for the Company’s executive officers that are generally comparable to similar executive positions in companies of similar size and complexity as the Company. The Company obtains comparative salary information from published market surveys and from a national compensation consulting firm. The comparative data is from industrial companies of a comparable size in revenue during this period. The Company’s salaries were competitive with the market at the fiftieth percentile in these comparisons. As part of its responsibilities, the Committee approves all salary changes for the Company’s officers and bases individual salary changes on a combination of factors such as the performance of the executive, salary level relative to the competitive market, the salary increase budget for the Company, level of responsibility and the recommendation of the Chief Executive Officer. In accordance with its review process, the Committee approves base salary increases for those officers whose salary level and performance warranted an adjustment. Base salary increases approved for these officers in 2003 averaged 3.4%.

Incentive Compensation. The Company’s performance, or that of a division or business unit, as the case may be, for purposes of compensation decisions, is measured under the annual bonus plan against goals established at the start of the year by the Committee. In each instance, the goals consisted in most part of making budgeted sales and expense levels, as well as subjective individual performance goals.

Chief Executive Officer Compensation. Mr. Smith’s base salary for 2003 was $410,000 and he received a bonus of $225,000. These amounts were determined by the Compensation Committee as a part of a three-year employment contract that began on January 1, 1999. The term of the contract automatically extends for an additional year on each anniversary of the contract and currently expires on December 31, 2006. The Committee believes that the contract is competitive and that the employment contract is critical to attract and retain the best-qualified executives.

Stock Options. During 2003, the Committee also made stock option grants to the CEO and to each of the senior officers of the Company. Each of those officers received stock options, which were based on his responsibilities and relative position in the Company. In 2003, 102,964 shares of stock options were granted to the Company’s officers, which compares to 83,404 shares granted to officers in 2002. Of the options granted to officers, 45,964 shares of stock options were granted to Mr. Smith in 2003 compared to 45,404 granted to him in 2002. The Committee’s policy is to make stock option grants annually and for the purpose of tying a portion of the employees’ compensation to the long-term performance of the Company’s Common Stock. By making such grants, the Committee feels that these grants help senior officers’ interests coincide with those of the shareholders.

No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The following members of the Compensation Committee have delivered the foregoing report:

B. H. O’Neal, Chairman

S. W. Henderson, III

J. H. Lollar

J. T. Jongebloed

The foregoing report and the performance graph and related description included in this Proxy Statement shall not be deemed to be filed with the Securities and Exchange Commission except to the extent the Company specifically incorporates such items by reference into a filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

Compensation of Executive Officers

The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company as to whom the total annual salary and bonus for the year ended December 31, 2003, exceeded $100,000:

SUMMARY COMPENSATION TABLE

Annual Compensation				Long-Term Compensation Awards	All Other Compensation(2)
Name and Principal Position	Year	Salary	Bonus(1)	Stock Options (Shares)
Douglas V. Smith	2003	$410,000	$225,000	45,964	$25,278
President and	2002	409,231	150,000	45,404	36,034
Chief Executive Officer	2001	390,000	390,000	53,061	26,027

Larry M. Hoes	2003	207,923	90,000	13,500	12,544
Vice President	2002	200,808	70,000	10,300	13,824
	2001	187,500	105,600	5,500	12,432

John F. Glick	2003	181,692	42,000	11,500	10,903
Vice President	2002	176,577	60,000	7,800	11,686
	2001	171,000	82,500	4,500	9,390

Scott H. Semlinger	2003	173,577	20,000	11,000	8,737
Vice President	2002	168,577	20,000	7,800	9,592
	2001	163,000	44,000	4,500	8,949

Robert D. Leslie	2003	156,731	65,000	11,000	8,583
Vice President, Treasurer and	2002	150,577	34,000	7,100	10,340
Chief Financial Officer	2001	121,154	79,200	4,500	6,972

(1)	Annual bonus amounts are earned and accrued during the years indicated, and paid in the first quarter of the following year.

(2)	The All Other Compensation consists of the Company’s contribution to the Thrift Plan.

Stock Option Plans

The Company has a stock option plan (the “2000 Plan”), pursuant to which options to purchase shares of the Company’s stock are outstanding. The purpose of the 2000 Plan is to advance the best interests of the Company by providing those persons who have substantial responsibility for the management and growth of the Company with additional incentive by increasing their proprietary interest in the success of the Company. All options for stock are granted by the Compensation Committee. The term of the Company’s previous stock option plan (the “1990 Plan”) expired in 2000 and no future grants of awards under the 1990 Plan will be allowed. However, awards that have been issued prior to the expiration of the 1990 Plan but that have not expired will still be honored by the Company.

The following table shows, as to the Chief Executive Officer and the four most highly compensated executive officers of the Company, information about option grants in the last year. The Company does not grant any Stock Appreciation Rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Options Granted (Shares)(1)	Percentage of Total Options Granted to Employees in 2003	Exercise Price (Per Share)(2)	Expiration Date	5%	10%
Douglas V. Smith(3)	45,964	28%	$22.300	02/11/2013	644,615	1,633,582
Larry M. Hoes(4)	13,500	8%	24.310	11/11/2013	189,329	479,796
John F. Glick(4)	11,500	7%	24.310	11/11/2013	161,280	408,715
Scott H. Semlinger(4)	11,000	7%	24.310	11/11/2013	154,268	390,945
Robert D. Leslie(4)	11,000	7%	24.310	11/11/2013	154,268	390,945

(1)	The options were granted for a term of ten years subject to earlier termination in certain events related to termination of employment.

(2)	The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(3)	Options are 1/3 exercisable at time of grant, 1/3 starting twelve months after the grant date, with full vesting occurring on the second anniversary date.

(4)	Options granted are exercisable starting twelve months after the grant date, with 25% of the shares becoming exercisable at that time and with an additional 25% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date.

The following table presents information concerning exercises of stock options during 2003 and the unexercised options held at the end of 2003 by the Chief Executive Officer and the other named officers.

AGGREGATED OPTION EXERCISES IN 2003 AND OPTION VALUES AT 12/31/2003

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/03 (#)		Value of Unexercised In-the-Money Options at 12/31/03 ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Douglas V. Smith	—	—	243,459	45,778	2,301,616	291,564
Larry M. Hoes	—	—	33,050	25,050	246,690	101,244
John F. Glick	2,000	13,580	26,925	20,675	203,571	85,563
Scott H. Semlinger	—	—	23,925	20,175	168,291	83,338
Robert D. Leslie	1,000	3,125	14,237	19,400	99,563	79,204

(1)	Values are based on the difference between the exercise price and the closing price of $28.760 per share of Common Stock on the last trading day of 2003. The actual value, if any, of the unexercised options will depend on the market price of the Common Stock at the time of exercise of the options.

Retirement Plan

Certain employees of the Company, including its executive officers, are participants in the Company’s Retirement Plan for Employees (the “Qualified Plan”). The Qualified Plan is a defined benefit plan, qualified under Section 401 of the Internal Revenue Code, which provides benefits based on an employee’s years of service and covered compensation. Covered compensation consists of Salary and Bonus as set forth in the

Summary Compensation Table on page 12 of this Proxy Statement. The benefits are based on the average of the highest five consecutive years of covered compensation received during the last ten years of service. Benefits are estimated on straight-life annuity computations and do reflect offsets for primary Social Security benefits. Under the Code, the maximum amount of compensation that can be considered by a tax-qualified plan is $170,000, subject to annual adjustments. In addition, the Code limits the maximum amount of benefits that may be paid under such a plan. Accordingly, the Company has adopted an unfunded, nonqualified plan (“Restoration Plan”) to provide supplemental retirement benefits to covered executives. The Restoration Plan benefit is based on the same benefit formula for the Qualified Plan except that it does not limit the amount of a participant’s compensation or maximum benefit. The Company also maintains an additional nonqualified plan (“SERP”) for Mr. Smith, which credits him with an additional .5 years of service for each year of service credited to him under the Qualified Plan. The benefits calculated under the Restoration Plan and SERP are offset by the participant’s benefit payable under the Qualified Plan. The following table shows the annual benefits payable upon retirement at age 65 for various compensation and years of credited service combinations under these plans. Payment of the specified retirement benefits is contingent upon continuation of the plans in their present form until the employee retires. Directors who are not, or who have not been, employees of the Company will not receive benefits under the plans. The years of credited service for the persons named in the Summary Compensation Table are: Mr. Smith, eleven years (plus an additional five and one-half years under the SERP); Mr. Hoes, seven years; Mr. Glick, nine years; Mr. Semlinger, twenty-eight years; and Mr. Leslie, eleven years.

Average Annual Compensation for Highest Five Years During Last Ten Years	Estimated Annual Benefits Upon Retirement
	15 Years of Service	20 Years of Service	25 Years of Service	30 Years of Service	35 Years of Service
$125,000	$32,369	$43,827	$55,286	$66,744	$66,744
150,000	39,244	52,994	66,744	80,494	80,494
175,000	46,119	62,161	78,202	94,244	94,244
200,000	52,994	71,327	89,661	107,994	107,994
225,000	59,869	80,494	101,119	121,744	121,744
250,000	66,744	89,661	112,577	135,494	135,494
300,000	80,494	107,994	135,494	162,994	162,994
400,000	107,994	144,661	181,327	217,994	217,994

Performance Graph

The following performance graph compares the performance of the Company’s common stock to the NASDAQ Market Value Index and to the Media General Oilfield Services Index (which includes the Company) for the last five years. The graph assumes that the value of the investment in the Company’s common stock and each index was $100 at December 31, 1998.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

(As of December 31)

Compensation Committee Interlocks and Insider Participation

During 2003, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

During 2003, no member of the compensation committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any transactions with the Company.

Employment Contract and Change in Control Arrangement

The Company has entered into an employment contract with Mr. Smith that currently expires December 31, 2006, with a minimum annual salary of $410,000, subject to review annually by the Compensation Committee. The Company has also entered into a severance agreement with Mr. Smith that provides for severance benefits to be paid to him following a change in control of the Company (as defined) or a termination of his employment. Maximum severance benefits at December 31, 2003, would be approximately $2,400,000, payable over three years, such amount representing three times the highest salary and the highest bonus received by Mr. Smith during the previous three years. In addition, Mr. Smith would be eligible for normal employee benefits for three years, the value of which cannot be reasonably determined due to the elective nature of these benefits. Similar agreements were entered into by Messrs. Hoes, Glick, Semlinger, Leslie and P. G. Perez, Vice President/General Counsel & Corporate Secretary, with maximum severance benefits at December 31, 2003, of approximately $641,200, $539,000, $444,000, $498,400 and $484,000, respectively. These amounts represent two times the highest salary and highest bonus received by these individuals during the previous two years, payable over two years. In addition, these individuals would be eligible for normal employee benefits for two years, the value of which cannot be reasonably determined due to the elective nature of these benefits.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial ownership of the Company’s Common Stock as of March 16, 2004, with respect to (i) the directors and nominees for director; (ii) each executive officer named in the Summary Compensation Table and (iii) the Company’s directors and officers as a group.

Name of Beneficial Owner	Direct Ownership(1)	Exercisable Options(2)	Number of Shares Owned Beneficially	Percent of Class
John F. Anderson	21,324	5,000	26,324	*
John F. Glick	2,900	17,925	20,825	*
Simon W. Henderson, III	72,179	12,000	84,179	1.3%
Larry M. Hoes	2,020	29,050	31,070	*
James T. Jongebloed	0	6,000	6,000	*
Robert D. Leslie	0	0	0	*
John H. Lollar	2,000	11,000	13,000	*
Bob H. O’Neal	500	12,000	12,500	*
Paul G. Perez	2,000	19,576	21,576	*
Scott H. Semlinger	355	8,925	9,280	*
Douglas V. Smith	13,000	243,460	256,460	3.8%
H. J. Trout, Jr.	231,902	11,000	242,902	3.6%
Thomas E. Wiener	12,955	12,000	24,955	*
Directors and Officers as a group (13 persons)	361,135	387,936	749,071	11.1%

*	Indicates ownership of less than one percent of the outstanding shares of Common Stock of the Company.

(1)	Each director and nominee for director listed above possesses sole voting and investment powers as to all the shares listed as being beneficially owned by such person. The shares listed above include 7,093 shares held in a family limited partnership over which Mr. Henderson shares investment and voting control.

(2)	This column shows shares covered by stock options that are currently exercisable or will be exercisable by 3/16/04.

Five Percent Beneficial Owners

The following table lists each person the Company knows to be an owner of more than 5% of the Company shares on December 31, 2003.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Fidelity Management and Research(1)	531,350	8.1%
82 Devonshire Street
Boston, MA 02109
Dimensional Funds Advisors, Inc(2)	380,400	5.8%
2199 Ocean Avenue, 11th Floor
Santa Monica, CA 90401-1005

(1)	This information was obtained from a Schedule 13G dated February 17, 2004, filed by Fidelity Management & Research Co. (FMR Corp.), which is an investment advisor registered under the Investment Advisors Act of 1940. FMR Corp. reported sole voting power as to 12,000 shares, shared voting power as to zero shares, sole dispositive power as to 531,350 shares and shared dispositive power as to zero shares.

(2)	This information was obtained from a Schedule 13G dated February 6, 2004, filed by Dimensional Fund Advisors, Inc., which is an investment advisor registered under the Investment Advisors Act of 1940. Dimensional Fund Advisors, Inc. reported sole voting power as to 380,400 shares, shared voting power as to zero shares, sole dispositive power as to 380,400 shares and shared dispositive power as to zero shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons holding more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission and any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted (i) initial reports of ownership, (ii) reports of changes in ownership and (iii) annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, officers and ten-percent shareholders are also required to furnish the Company with copies of all such filed reports.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2003, the Company believes that all Section 16(a) reporting requirements related to the Company’s directors and executive officers were timely fulfilled during 2003.

PROPOSALS OF SHAREHOLDERS

A proposal of a shareholder intended to be presented at the next annual meeting must be received at the Company’s principal executive offices no later than December 3, 2004, if the shareholder making the proposal desires such proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting. The Company has also adopted Bylaw provisions which require that nominations of persons for election to the Board of Directors and the proposal of business by shareholders at an annual meeting of shareholders must fulfill certain requirements which include the requirement that notice of such nominations or proposals must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the prior annual meeting. In order to be timely for next year’s annual meeting, such notice must be delivered between February 4, 2005, and March 6, 2005. If such timely notice of a shareholder proposal is not given, the proposal may not be brought before the annual meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the annual meeting.

ADDITIONAL FINANCIAL INFORMATION

Shareholders may obtain additional financial information for the year ended December 31, 2003, from the Company’s Form 10-K Report filed with the Securities and Exchange Commission. We make available, free of charge, through our website, www.lufkin.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission. In addition, a copy of the Form 10-K Report may be obtained without charge by written request to the Secretary, Lufkin Industries, Inc., P.O. Box 849, Lufkin, Texas 75902.

OTHER MATTERS

The Board of Directors has at this time no knowledge of any matters to be brought before the meeting other than those referred to above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

PAUL G. PEREZ

      Secretary

April 1, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

I.	ORGANIZATION

The Audit Committee is comprised of three outside directors. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq National Market System (as then required and in effect). If the Company’s securities are quoted on any other market or listed on any exchange, the Audit Committee shall meet the independence and experience requirements of such market exchange. The members Audit Committee shall be appointed by the Board (on the recommendation of the Nominating Committee).

II.	PURPOSE

To assist the Board of Directors in fulfilling its oversight responsibilities with respect to the following:

A.	discussing the financial statements of the Company with management and the Company’s independent auditors;

B.	monitoring actions taken by the Company to comply with its internal policies as well as external accounting, legal and regulatory requirements;

C.	reviewing disclosures regarding independence of the Company’s outside auditors; and

D.	evaluating the performance of the Company’s independent auditors.

III.	RESPONSIBILITIES

A.	Provide an open avenue of communication between the internal auditor, the independent accountants and the Board of Directors.

B.	Review and reassess the Committee’s charter annually and recommend changes to the board for approval.

C.	Recommend to the Board of Directors the independent accountants to be nominated and review and approve the discharge of the independent accountants. The independent accountants are ultimately to be held accountable to the Board of Directors and the Audit Committee.

D.	Receive and review a formal written statement from the independent accountants delineating any and all relationships between the independent accountants and the Company. Discuss any disclosed relationships or services which may impact the independent accountants’ objectivity and independence and take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the accountants.

E.	Review the scope and services to be performed by the independent accountants during the coming year, including a review of the amount of fees budgeted and paid to the independent accountants.

F.	Review with the internal auditor and the independent accountants the coordination of audit efforts.

G.	Review with the independent accountants, the internal auditor and financial and accounting personnel, the accounting and financial controls of the Company, which are the responsibility of the Company’s management, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

H.	Review with management and the independent accountants at the completion of the annual audit or quarterly review:

(a)	The Company’s financial statements and related footnotes.

(b)	The independent accountants’ audit / review of the financial statements and their report thereon.

(c)	Any significant changes required in the independent accountants’ audit or review plan.

(d)	Other matters related to the conduct of the audit / review which are to be communicated to the Committee under generally accepted auditing standards.

I.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

J.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

K.	Obtain from the independent auditor assurance that Section 10A (relating to the detection of illegal acts that may have a direct and material effect on the determination of financial statement accounts) of the Securities Exchange Act of 1934 has not been implicated.

L.	Obtain reports from management and the independent auditor that the Company’s then-existing subsidiary and foreign affiliated entities are in conformity with applicable legal requirements.

M.	Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

N.	Monitor actions taken by the Company in response to any letters or reports to management provided by the internal auditors or independent auditors.

O.	Review the Company’s policies with respect to conflicts of interest.

P.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

Q.	Review with counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

R.	Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

S.	Prepare and submit any report required by the Securities and Exchange Commission for inclusion in the Company’s proxy statement.

T.	Review with management and the internal auditor:

(a)	Significant findings during the year and management’s responses thereto.

(b)	Any difficulties encountered in the course of the audits, including any restrictions on the scope of the audit work or access to required information.

(c)	Internal auditing department budget and staffing.

U.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

IV.	LIMITATIONS ON RESPONSIBILITIES AND POWERS

While the Audit Committee has the responsibilities and powers set forth above in this Audit Committee Charter, it is not the duty of the Audit Committee:

A.	to plan or conduct audits;

B.	to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (this determination shall remain the responsibility of management and the independent auditor);

C.	to conduct investigations;

D.	to resolve disagreements, if any, between management and the independent auditor; or

E.	to assure compliance with the Company’s internal policies, accounting rules and other applicable laws and regulations.

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  Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 – J. H. Lollar	☐	☐

02 – B. H. O’Neal	☐	☐

03 – T. E. Wiener	☐	☐

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NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., please give full title as such. For joint accounts each joint owner should sign.

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	1 U P X H H H P P P P	003196

  Proxy - Lufkin Industries, Inc.

This Proxy is Solicited by the Board of Directors

The undersigned hereby constitutes and appoints DOUGLAS V. SMITH and PAUL G. PEREZ, and each or either of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the annual meeting of shareholders of LUFKIN INDUSTRIES, INC., (herein the “Company”) to be held at the Museum of East Texas, 503 North Second, Lufkin, Texas, at 9:00 a.m., Lufkin time on the 5th day of May 2004, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

1.	Election of J. H. Lollar, B. H. O’Neal and T. E. Wiener to the Company’s board to serve until the annual shareholders’ meeting held in 2007 or until their successors have been elected and qualified.

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before such meeting or any adjournments thereof.

Every properly signed proxy will be voted in accordance with the specification made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. All prior proxies are hereby revoked.

This proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement of the Company dated April 1, 2004.